UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

NEWMARKET CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-32190

Virginia	20-0812170
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2017, NewMarket Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders. The proposals listed below were submitted to a vote of shareholders, and are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 13, 2017. The results are as follows:

1.    The shareholders elected each of the Company’s seven nominees to serve on its Board of Directors for the ensuing year, as set forth below:

Director	Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes
Phyllis L. Cothran	9,876,294	235,876	13,331	948,567
Mark M. Gambill	10,030,326	82,433	12,742	948,567
Bruce C. Gottwald	9,898,544	215,967	10,990	948,567
Thomas E. Gottwald	10,035,371	79,351	10,779	948,567
Patrick D. Hanley	10,052,653	60,174	12,674	948,567
H. Hiter Harris, III	10,061,862	50,627	13,012	948,567
James E. Rogers	10,082,551	32,245	10,705	948,567

2.    The shareholders ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

Affirmative Votes	Votes Against	Abstentions
10,947,524	113,697	12,847

3.    The shareholders approved, on an advisory basis, the Company’s executive compensation program for its named executive officers disclosed in the Proxy Statement, as set forth below:

Affirmative Votes	Votes Against	Abstentions	Broker Non-Votes
10,046,216	37,334	41,951	948,567

4.    The option to hold advisory votes on the compensation of the Company’s named executive officers every one year received the highest number of votes, as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
7,161,667	19,190	1,728,902	1,215,742	948,567

Consistent with a majority of the advisory votes cast and the recommendation of the Company’s Board of Directors, the Company will hold a shareholder advisory vote on the compensation of the Company’s named executive officers annually, until the next vote on the frequency of such advisory votes.

Item 8.01	Other Events.

On April 27, 2017, the Company issued a press release reporting that the Company’s Board of Directors had declared a dividend of $1.75 per share of the Company’s common stock, payable on July 3, 2017 to the Company’s shareholders of record as of June 15, 2017. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release regarding the quarterly dividend issued by the Company on April 27, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2017

NEWMARKET CORPORATION

By:	/s/ Brian D. Paliotti
Brian D. Paliotti
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release regarding the quarterly dividend issued by the Company on April 27, 2017.